UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 29, 2022
Commission File Number 1-13610
CREATIVE MEDIA & COMMUNITY TRUST CORPORATION
(Exact name of registrant as specified in its charter)

Maryland	75-6446078
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)
17950 Preston Road, Suite 600, Dallas, TX 75252	(972) 349-3200
(Address of Principal Executive Offices)	(Registrant's telephone number)
CIM Commercial Trust Corporation
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	CMCT	Nasdaq Global Market
Common Stock, $0.001 Par Value	CMCT-L	Tel Aviv Stock Exchange
Series L Preferred Stock, $0.001 Par Value	CMCTP	Nasdaq Global Market
Series L Preferred Stock, $0.001 Par Value	CMCTP	Tel Aviv Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On April 29, 2022, Mr. Frank Golay, Jr. notified Creative Media & Community Trust Corporation (the “Company”) that he will retire from the Board of Directors (the “Board”) of the Company, effective May 2, 2022. In addition to being an independent member of the Board, Mr. Golay was a member of the Audit Committee and the Compensation Committee of the Board. Mr. Golay’s decision to retire was not a result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.
The Company and the Board are sincerely grateful to Mr. Golay for his services to the Company and wish Mr. Golay and his family all the best following his retirement from the Board.
Appointment of Director
On April 29, 2022, the Board appointed Elaine Wong to the Board and the Compensation Committee of the Board, effective May 2, 2022, to fill the vacancy created by the retirement of Mr. Golay.
Ms. Wong was a Principal at CIM Group, L.P. and served as its Head of Marketing & Communications from May 2018 until her retirement from CIM Group, L.P. (“CIM”) at the end of June 2021. Ms. Wong was a member of CIM’s Investment Committee from February 2015 to June 2021. From February 2015 to April 2018, Ms. Wong served as CIM’s Global Head of Partner & Co-Investor Relations. She served at CIM from February 2012 to January 2015 as 1st Vice President, Global Head of Fundraising and Investor Relations, from February 2010 to January 2012 as Vice President, Fundraising & Investor Relations, and from April 2007 to January 2010 as Associate, Investor Relations. She was also a director of CIM Real Estate Finance Trust, Inc. (“CMFT”) from October 2019 to December 2021, a director of CIM Income NAV, Inc. from October 2019 until its merger with CMFT in December 2021, a director of Cole Credit Property Trust V from October 2019 until its merger with CMFT in December 2020 and a director of Cole Office & Industrial REIT (CCIT II), Inc. from October 2019 until its merger with GRT in March 2021. Prior to joining CIM, Ms. Wong served from May 2005 to March 2007 as an Associate at Perry Capital, LLC, and from July 2001 to April 2005 as an Analyst, and then Associate in the Equities Division, Financial and Strategic Management, of Goldman Sachs & Co. Ms. Wong received her Bachelor of Science degree in Accounting and Finance from New York University, Leonard N. Stern School of Business. Ms. Wong was selected to serve as a director because of her experience and expertise in investor relations, marketing and communications strategy, and fundraising, all of which are expected to bring valuable insight to the Board.
As compensation for her service as a director on the Board for the remainder of the 2021-2022 term, Ms. Wong will receive in cash a pro-rata portion of the annual retainer valued at $110,000 paid by the Company to its independent directors for such term. The Company expects to enter into an indemnification agreement with Ms. Wong in substantially the form filed as Exhibit 10.9 to the Company’s Quarterly Report on Form 10-Q filed on August 11, 2014, consistent with similar agreements between the Company and its other directors.
There is no arrangement or understanding between Ms. Wong and any other person pursuant to which she was selected as a director of the Company, and there is no family relationship between Ms. Wong and any of the Company’s other directors or executive officers. Ms. Wong does not have a material interest in any transaction that is required to be disclosed under Item 404(a) of Regulation S-K of the Securities Exchange Act of 1934, as amended.
Appointment relating to the Audit Committee and the Compensation Committee
On April 29, 2022, the Board appointed Ms. Marcie Edwards, an existing independent member of the Board, to the Company’s Audit Committee, effective May 2, 2022, to fill the vacancy on the Audit Committee created by the retirement of Mr. Frank Golay.
On April 29, 2022, the Board appointed Mr. Douglas Bech, an existing independent member of the Board, the Chair of the Nominating and Corporate Governance Committee and a member of each of the Audit Committee and the Compensation Committee, to chair the Company’s Compensation Committee, effective May 2, 2022, to fill the chair vacancy on the Compensation Committee created by the retirement of Mr. Frank Golay.
Item 8.01. Other Events
The Company announced that its 2022 Annual Meeting of Stockholders (the “2022 Annual Meeting”) will be held on June 30, 2022. For the 2022 Annual Meeting, the deadline for submission of stockholder proposals for inclusion in the Company’s proxy materials pursuant to Rule 14a-8 (“Rule 14a-8”) under the Securities Exchange Act of 1934, as amended, is

May 12, 2022. Any such proposal must also comply with the other requirements of Rule 14a-8. If a stockholder wishes to submit proposals outside of the process of Rule 14a-8 or nominate individuals for election for the 2022 Annual Meeting, pursuant to the Company’s Bylaws, the stockholder must (1) be a stockholder of record both at the time of giving notice and at the time of the 2022 Annual Meeting, (2) be entitled to vote at the 2022 Annual Meeting and (3) satisfy the requirements in the Company’s Bylaws with respect to such proposal. The Company’s Bylaws require that such stockholder provide timely notice of the proposal or nomination, including all of the information required by the Company’s Bylaws, to the Company, addressed to Secretary of the Company, 17950 Preston Road, Suite 600, Dallas, Texas 75252. In order for a notice by stockholders to nominate directors or submit proposals to be timely, such notice must be so delivered no earlier than January 31, 2022, i.e., 150 days prior to the date of the 2022 Annual Meeting, and no later than May 12, 2022, i.e., the tenth day following the day on which this public announcement of the date of the Annual Meeting of Stockholders is first made.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CREATIVE MEDIA & COMMUNITY TRUST CORPORATION
Dated: May 2, 2022	By:	/s/ David Thompson David Thompson Chief Executive Officer